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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) June 27, 2006
LODGENET ENTERTAINMENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3900 West Innovation Street, Sioux Falls, SD		57107

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (605) 988-1000
n/a
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
2006 Non-Employee Directors Fee Plan

Item 1.01. Entry into a Material Definitive Agreement.
     By unanimous written consent dated June 27, 2006, the Board of Directors of LodgeNet Entertainment Corporation (the “Company”) approved the 2006 Non-Employee Directors Fee Plan (the “Plan”), which permits directors who are not employees of the Company to defer the receipt of cash and stock-based compensation otherwise payable for their service as directors.
     A copy of the Plan is attached hereto as Exhibit 10.1.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
10.1	2006 Non-Employee Directors Fee Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2006	By	/s/ Gary H. Ritondaro

Gary H. Ritondaro
Its Senior Vice President and Chief Financial Officer